UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 31, 2006


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-14244                                       84-1214736
--------------------------------------------------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                        GLAS AIRE INDUSTRIES GROUP, LTD.
   -------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

             Item 3.03 Material Modification to Rights of Security Holders.....1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS........................................................2

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................2

SECTION 6.   ASSET BACKED SECURITIES...........................................2

SECTION 7.   REGULATION FD.....................................................2

SECTION 8.   OTHER EVENTS......................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................3

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         REDEMPTION, LOCK-UP AND VESTING AGREEMENT APPLICABLE TO MANAGEMENT

         Environmental Sampling Professionals, Inc. (the "Company") recently entered into a Redemption, Lock-Up and Vesting Agreement (the "Agreement") with six principal shareholders, five of whom are members of management (collectively the "Executive"), effective November 1, 2006. The Executives are Edward L. Torres, Michael Fell, Lyle Watkins, Joe Leone, Hugh Dallas and Peter Torres. A copy of the Agreement with the number of redeemed shares and the lock-up and vesting schedule for remaining shares for each Executive is attached to this Report as Exhibit 99.1.

         Under the Agreement, each Executive agreed to allow the Company to redeem and cancel a portion of its already issued and outstanding common stock owned by the Executive, and to lock-up the balance of the Executive's shares in order to facilitate the Company's ability to raise capital. In return, the Company has agreed that the Executive will have piggyback registration rights for the remaining shares as they are released from the lock-up.

         According to the Agreement, each Executive will submit his stock certificates to the Company for the shares to be redeemed, with stock transfer powers endorsed and attached for submission to the Company's transfer agent for cancellation. The Company will then instruct the transfer agent to record the cancellation of those shares on the stock registry records of the Company. The balance of the shares will be subject to the lock-up and escrow arrangements set forth in the Agreement.

         During the lock-up period the Executive cannot offer, sell, offer to sell, contract to sell, hedge, pledge, option or contract to purchase any of the shares with any individual or entity. This restriction applies with a few stated exceptions. The exceptions include cases where the Executive (1) transfers the securities to a donee as a bona fide gift (provided the donee agrees to be bound by the transfer restrictions in the Agreement), (2) transfers the securities to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the Executive (provided that such entity agrees to be bound by the transfer restrictions in the Agreement), or (3) transfers the securities by operation of law, or in a private transaction in which the transferee agrees to be bound by the transfer restrictions in the Agreement. The shares subject to the lock-up under the Agreement will be held in escrow by the Company's corporate legal counsel and endorsed with signed stock transfer powers having a bank medallion guarantee on the signatures.

         The Executive has piggyback registration rights for shares that are released from the lock-up and escrow. If the Company determines to register any of its securities for its own account, the Company must give the Executive written notice of the registration, and must include the number of shares of Registrable Securities specified in a written request made by the Executive within 10 days after receipt. Furthermore, the Company has a right of first refusal with regard to the sale of shares by the Executive. Before there can be a valid sale or transfer of any of the shares, the Executive must first offer his shares to the Company by delivering the initial notice of sale to the

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Company,  except  where the  Executive  is  transferring  shares to an immediate family member. If the Company chooses not to purchase the Executive's shares, then the Executive may offer the shares to any other person it desires at the same price and under the same terms as those offered to the Company. The sale must be to a bona fide purchaser within 60 days of the initial offer to the Company.

         During an Executive's employment with the Company, the Executive may not sell, transfer or assign more than 8% of the released shares during a given month. Furthermore, after termination of employment with the Company, that amount falls to no more than 4% per month. If an Executive's employment with the Company is terminated for cause, however, any unvested shares on the date of the termination will be cancelled. The Agreement is effective until all shares are vested or upon the expiration of the lock-up and subsequent limitation on sales.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

          (a)  Financial Statements

               Not Applicable.

          (b)  Pro Forma Financial Information

               Not Applicable.

          (c)  Exhibits

               99.1 Redemption, Lock-Up and Vesting Agreement, dated as of November 1, 2006.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                           -----------------------------------------
                                  (Registrant)

Date:  January 2, 2007


                           \s\  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer






















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